Exhibit 10.5

EXECUTION VERSION

Guaranty Agreement

By

NXT-ID, Inc.

and

3D-ID, LLC

and

as Administrative Agent

Dated as of May 3, 2019

Exhibit A - Guaranty Supplement

i

Guaranty Agreement

Guaranty Agreement (this “Agreement”) dated as of May 3, 2019, among Nxt-ID, Inc., a Delaware corporation (“Parent”), 3D-ID, LLC, a Florida limited liability company, and each of the subsidiaries of Parent that is a party hereto or may become party hereto pursuant to Section 8(b) below (collectively, the “Guarantors”) and             , as administrative agent (in such capacity, and together with any successors in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

Reference is made to the Senior Secured Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among LogicMark, LLC, a Delaware limited liability company, (the “Borrower”), the Lenders party thereto from time to time and    , as Administrative Agent and Collateral Agent. Terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make a Term Loan to the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors acknowledges that it will derive substantial direct and indirect economic benefit from the Term Loan made by the Lenders. The obligation of the Lenders to make the Term Loan is conditioned on, among other things, the execution and delivery by the Guarantors of a Guaranty Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make the Term Loan, the Guarantors are willing to execute this Agreement.

Now, Therefore, in consideration of the premises and in order to induce the Lenders to make the Term Loan under the Credit Agreement, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

Section 1. Guaranty; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums (including, without limitation, any Prepayment Premium), fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees, subject to and without limitation on the Credit Agreement, to pay any and all costs and expenses (including, without limitation, reasonable and documented fees and expenses of counsel, provided that if no Event of Default has occurred and is continuing, such costs and expenses of counsel shall be limited to a single form of primary outside counsel and, if necessary, one local counsel in each applicable jurisdiction, for the Secured Parties) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Agreement or any other Loan Document, in each case as and to the extent payable under Section 10.04 the Credit Agreement (as if the obligations of the Borrower under such Section were obligations of such Guarantor). Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b) Each Guarantor, and by its acceptance of this Agreement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Agreement and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Agreement at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Agreement not constituting a fraudulent transfer or conveyance under applicable foreign, federal or state law. For purposes hereof, “Bankruptcy Law” means any proceeding under Debtor Relief Laws.

(c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Agreement or any other guaranty, such Guarantor will contribute, to the extent necessary and to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize (up to but not exceeding the payment amount required) the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any applicable law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The obligations of each Guarantor under or in respect of this Agreement are independent of the Guaranteed Obligations or any other obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. This Agreement is a guaranty of payment when due, and not of collection. The liability of each Guarantor under this Agreement shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives (to the extent permitted by applicable Laws) any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

(c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

(e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

(f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

(g) the failure of any other Person to execute or deliver this Agreement, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h) any other circumstance or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety, other than irrevocable payment in full in cash of the Obligations (other than (A) contingent indemnification and reimbursement obligations not yet accrued and payable and (B) any other obligation (including a guarantee) that is contingent in nature and that has not yet accrued).

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

Section 3. Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable Laws, promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

(b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Agreement and acknowledges that this Agreement is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) Each Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable Laws, (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of setoff or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

(d) Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Agreement, foreclose under any mortgage by nonjudicial sale (to the extent such sale is permitted by applicable Laws), and each Guarantor hereby waives, to the extent permitted by applicable Laws, any defense to the recovery by the Administrative Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable Laws.

(e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.

(f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4. Subrogation. Until the Obligations are indefeasibly satisfied in full, each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, unless and until the occurrence of the Termination Date. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Agreement, such amount shall be received and held in trust by such Guarantor for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Agreement thereafter arising. If any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations and the Termination Date has occurred, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary or reasonably requested by such Guarantor to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Agreement.

Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments by or on account of any obligation of any Guarantor hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes or Other Taxes on the same terms and to the same extent that payments by the Borrower are required to be made free and clear of Taxes and Other Taxes pursuant to Section 3.01 of the Credit Agreement.

Section 6. Representations and Warranties. Each Guarantor hereby makes each representation and warranty made in the Loan Documents by the Borrower with respect to such Guarantor and each Guarantor hereby further represents and warrants that such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.

Section 7. Covenants. Each Guarantor covenants and agrees that, until the Termination Date has occurred, such Guarantor will perform and observe all of the terms, covenants and agreements set forth in the Loan Documents on its part to be performed or observed or that the Borrower has agreed in the Loan Documents to cause such Guarantor to perform or observe.

Section 8. Amendments, Guaranty Supplements, Etc. (a) No amendment or waiver of any provision of this Agreement and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and shall otherwise be in accordance with Section 10.01 of the Credit Agreement.

(b) Pursuant to Section 6.11 of the Credit Agreement, certain Subsidiaries of Parent may be required, after the date hereof, to enter into this Agreement as a Guarantor. Upon the execution and delivery by any such Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Agreement to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” or a “Loan Party” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Agreement”, “hereunder”, “hereof” or words of like import referring to this Agreement, and each reference in any other Loan Document to the “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Agreement, shall mean and be a reference to this Agreement as supplemented by such Guaranty Supplement. Each such Additional Guarantor shall also execute and deliver a Security Agreement Supplement to the extent required by the Loan Documents.

Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including facsimile transmission, and, to the extent permitted under Section 10.02(e) of the Credit Agreement, in an electronic medium as specified therein) and mailed, faxed or otherwise delivered to it in accordance with Section 10.02 of the Credit Agreement, if to any Guarantor, addressed to it in care of the Borrower at the Borrower’s address specified in Schedule 10.02 of the Credit Agreement, if to any Agent or any Lender, at its address specified in Schedule 10.02 of the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, faxed or delivered by electronic mail, be effective when deposited in the mails, transmitted by facsimile or delivered by electronic mail, respectively. Delivery by facsimile or by electronic transmission of a .pdf copy of an executed counterpart of a signature page to any amendment or waiver of any provision of this Agreement or of any Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

Section 10. No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11. Right of Setoff. Upon the occurrence and during the continuance of any Event of Default, each Agent, each Lender and each of their respective Affiliates is hereby authorized upon prior written notice to each applicable Guarantor at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) (other than in accounts used exclusively for payroll or employee benefits and in other trust or fiduciary accounts) at any time held and other indebtedness at any time owing by such Agent, such Lender or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under the Loan Documents, irrespective of whether such Agent or such Lender shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be unmatured; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Agent and each Lender and their respective Affiliates under this Section 11 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that such Agent, such Lender and their respective Affiliates may have.

Section 12. Indemnification. (a) Without limitation on any other Obligations of any Guarantor or remedies of the Secured Parties under this Agreement, each Guarantor shall, to the fullest extent permitted by law, indemnify and hold harmless each Agent-Related Person, each Secured Party and each of their respective Affiliates, directors, officers, employees, counsel, agents, trustees, and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, taxes, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee and whether brought by an Indemnitee, a third party or by the Borrower or any other Loan Party or any of the Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto and whether or not any of the transactions contemplated hereby are consummated, provided, that, such indemnity shall not, as to any Indemnitee, be available to the extent such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from the gross negligence or willful misconduct of such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee as determined by a final non-appealable judgment of a court of competent jurisdiction.

(b) Each Guarantor hereby also agrees that none of the Indemnitees shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnitee on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facility, the actual or proposed use of the proceeds of the Term Loan, the Loan Documents or any of the transactions contemplated by the Loan Documents, in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee and whether brought by an Indemnitee, a third party or by the Borrower or any other Loan Party or any of the Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto and whether or not any of the transactions contemplated hereby are consummated, provided, that, such indemnity shall not, as to any Indemnitee, be available (and the foregoing agreements of each Guarantor not to assert any such claims) to the extent such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from or arose out of the gross negligence or willful misconduct of such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee as determined by a final non-appealable judgment of a court of competent jurisdiction.

(c) Without prejudice to the survival of any of the other agreements of any Guarantor under this Agreement or any of the other Loan Documents, the agreements and obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), Section 2 (with respect to the last sentence thereof), Section 5 and this Section 12 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Agreement and the resignation or removal of any Agent.

Section 13. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 13:

(a) Prohibited Payments, Etc. Except during the continuance of an Event of Default (including, without limitation, the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), and subject to the terms of the Credit Agreement, each Guarantor may receive payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including, without limitation, the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), however, unless the Administrative Agent shall otherwise agree, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations, other than the filing of proofs of claim or other similar requirements to preserve its rights as a creditor.

(b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.

(c) Turn-Over. After the occurrence and during the continuance of any Event of Default (including, without limitation, the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Agreement.

(d) Administrative Agent Authorization. After the occurrence and during the continuance of any Event of Default (including, without limitation, the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

Section 14. Continuing Guaranty; Assignments under the Credit Agreement. This Agreement is a continuing guaranty and shall (a) remain in full force and effect until the Termination Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and permitted assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Term Loan Commitments, the Term Loan owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in and in accordance with the requirements of Section 10.07 of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of each Lender.

Section 15. Execution in Counterparts. This Agreement or any Guaranty Supplement and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any Guaranty Supplement by facsimile or an electronic transmission of a .pdf copy thereof shall be effective as delivery of an original executed counterpart of this Agreement or any Guaranty Supplement.

Section 16. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED, THE SECURED PARTIES OR THE AGENTS OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE UNDERSIGNED CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE UNDERSIGNED IRREVOCABLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED HERETO OR THERETO.

(c) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED, THE SECURED PARTIES, THE AGENTS OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY OF THE UNDERSIGNED, THE SECURED PARTIES OR THE AGENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 16(c) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature pages follow.]

In Witness Whereof, each Guarantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Nxt-ID, Inc., as a Guarantor

By:
Name:
Title:

3D-ID, LLC, as a Guarantor

By:
Name:
Title:

signature page
guaranty agreement

Acknowledged and accepted:

CrowdOut Capital LLC, as Administrative Agent

By:
Name:
Title:

signature page
guaranty agreement

Exhibit A

To The

Guaranty Agreement

Supplement No. _____ (this “Supplement”) dated as of __________, 20___, to the Guaranty Agreement dated as of May 3, 2019 (as the same may be amended, supplemented or otherwise modified from time to time, the “Guaranty”), among NXT-ID, Inc., a Delaware corporation (“Parent”), 3D-ID, LLC, a Florida limited liability company, and each of the subsidiaries of Parent that is a party thereto or may become party thereto pursuant to Section 8(b) of the Guaranty (collectively, the “Guarantors”) and                                                                                   , as administrative agent (in such capacity, and together with any successors in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below). Terms used herein without definition shall have the meanings assigned to such terms in the Guaranty.

A. Reference is made to that certain Senior Secured Credit Agreement dated as of May 3, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among LogicMark, LLC, a Delaware limited liability company, (the “Borrower”), the Lenders party thereto from time to time and                   , as Administrative Agent and Collateral Agent.

B. The Guarantors have entered into the Guaranty in order to induce the Lenders to make the Term Loan. Pursuant to Section 6.11 of the Credit Agreement and the requirements of the “Collateral and Guarantee Requirement” set forth in the Credit Agreement (and subject to certain limitations provided therein) (i) Parent and each Subsidiary of Parent (excluding the Borrower) existing on the Closing Date and (ii) any Person that becomes a Subsidiary of Parent after the Closing Date is required to enter into the Guaranty as a Guarantor. Each undersigned Subsidiary of Parent is executing this Supplement in accordance with the requirements of the Credit Agreement and the Guaranty to become a Guarantor under the Guaranty as consideration for the Term Loan previously made.

Accordingly, the Administrative Agent and the undersigned agree as follows:

Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on the date of any required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums (including, without limitation, any Prepayment Premium), fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any, subject to the Credit Agreement, and all costs and expenses (including, without limitation, reasonable and document incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty Supplement, the Guaranty or any other Loan Document, in each case as and to the extent payable under Section 10.04 the Credit Agreement (as if the obligations of the Borrower under such Section were obligations of the undersigned). Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b) The undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance under applicable foreign, federal or state law.

(c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty Supplement, the Guaranty or any other guaranty, the undersigned will contribute, to the extent necessary and to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize (up to but not exceeding the payment amount required) the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.

Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Guaranty to the same extent as each other Guarantor.

Section 4. Delivery by Facsimile; Electronic Transmission. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by facsimile or electronic transmission of a .pdf copy shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED, THE SECURED PARTIES OR THE AGENT OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT OR ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY SUPPLEMENT, EACH OF THE UNDERSIGNED CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE UNDERSIGNED IRREVOCABLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS GUARANTY SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY SUPPLEMENT OR ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED, THE SECURED PARTIES, THE AGENTS OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT OR ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY OF THE UNDERSIGNED, THE SECURED PARTIES OR THE AGENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5(c) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature pages follow.]

Very truly yours,

[Name of Additional Guarantor]

By:
Name:
Title:

signature page
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Acknowledged and accepted:

, as Administrative Agent

By:
Name:
Title:

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